Exhibit  32.1




                       CERTIFICATION  PURSUANT  TO  SECTION  906
                       OF  THE  SARBANES-OXLEY  ACT  OF  2002


In  connection  with  the amended annual  report  of  InterCare DX,  Inc.
(the "Company") on Form 10-KSB for the period ending December 31, 2004 as Filed with the Securities and Exchange Commission on the date Hereof (the "Report"), I, Anthony C. Dike, the Chief Executive Officer,
 certify, pursuant to 18  U.S.C.  1350,  as  adopted pursuant   to Section
906 of the Sarbanes-Oxley Act  of  2002,  that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to InterCare DX, Inc., and will be retained by InterCare DX, Inc.., and furnished to the Securities and Exchange Commission or its staff upon request.


DATE:  May 13,   2005         By:  /s/  Anthony  C.  Dike
                                        -------------------
                                         Anthony  C.  Dike
                                         Chairman  and  CEO